Robert H. Baldwin
  President
                            B E L L A G I O


August 1, 1999



Mr. Stephen A. Wynn
Chairman of the Board and
  Chief Executive Officer
Mirage Resorts, Incorporated
3600 Las Vegas Boulevard South
Las Vegas, Nevada  89109

Re:  Amendment No. 4 to Fine Art Rental Agreement

Dear Steve:

Pursuant to Paragraph 3 of the letter agreement dated December 31, 1998 between Bellagio and you (the "Rental Agreement"), this letter confirms our agreement that, effective this date, the following works of fine art shall be added to Exhibit A to the Rental Agreement for the following monthly rent:

             Work                                          Monthly Rent
     --------------------------------                      ------------
     "Dancer"  by  Joan  Miro  (1935,                         $ 1,813
     oil and ripolin enamel on board,
     41-3/4 x 29 inches)

     "Odalisque   (Orientale   assise                          34,346
     par terre)"   by  Henri  Matisse
     (1928, oil  on canvas, 18-3/16 x
     21-11/16 inches)

               P.O. BOX 7700, LAS VEGAS, NEVADA 89177-7700

                              Exhibit 10.1

Mr. Stephen A. Wynn
August 1, 1999
Page 2


Please  sign below  to confirm  your agreement  to the  foregoing.   My
signature below confirms Bellagio's agreement thereto.

Very truly yours,

BELLAGIO



By: ROBERT H. BALDWIN
    -------------------------------------
    ROBERT H. BALDWIN
    President and Chief Executive Officer


I hereby agree to the foregoing.


    STEPHEN A. WYNN
    -------------------------------------
    STEPHEN A. WYNN

cc: Bruce A. Levin
    Peter C. Walsh
    James E. Pettis
    George J. Panek

                                   2